Exhibit 10.13


                              EMPLOYMENT AGREEMENT
                              --------------------


          EMPLOYMENT AGREEMENT, made and entered into as of the 27th day of June, 1996 by and between CONCURRENT COMPUTER CORPORATION, a Delaware corporation ("Concurrent" or the "Company"), and Robert T. Menzel (the "Employee").

                              W I T N E S S E T H :
                              - - - - - - - - - - -

          WHEREAS, the Company desires to employ the Employee and the Employee desires to accept such employment with the Company;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1.   Employment
          ----------

          The Company hereby employs the Employee and the Employee hereby accepts employment with the Company for the term set forth in Section 2 below, in the position and with the duties and responsibilities set forth in Section 3 below, and upon other terms and conditions hereinafter stated.

     2.   Term
          ----

          The term of employment hereunder shall commence on the date hereof and shall continue until otherwise terminated by either party at any time in accordance with the terms hereof.

     3.   Position;  Duties;  Responsibilities
          ------------------------------------

          3.1 It is intended that at all times during the term of employment hereunder, the Employee shall serve in such senior executive position as Vice President as shall be assigned to the Employee by the Chief Executive Officer of the Company (the "Chief Executive Officer") or by the Company's Board of Directors (the "Board of Directors") from time to time. The Employee agrees to perform such senior executive and managerial services customary to such position as are necessary to the operations of the Company and as may be assigned to him from time to time by the Chief Executive Officer or the Board of Directors.

          3.2 Throughout the term of employment hereunder, the Employee shall devote his full time and undivided attention during normal business hours to the business and affairs of the Company, as appropriate to his responsibilities and duties hereunder, except for reasonable vacations and illness or other disability, but nothing in the Agreement shall preclude the Employee from devoting reasonable periods required for serving as a director or member of any advisory committee of not more than two (at any time) organizations involving no conflict of interest with the interests of the Company (subject to approval by the Board of Directors, which approval shall not be unreasonably withheld), from engaging in charitable and community activities, and from managing his personal investments, provided such activities do not materially interfere with the performance of his duties and responsibilities under the Agreement.

     4.   Compensation
          ------------

          4.1  Salary
               ------

               For services rendered by the Employee during the term of employment hereunder, the Employee shall be paid a salary, payable in equal biweekly installments (or, if different, payable in accordance with the then existing applicable payroll policy of the Company, but in no event less frequently than equal monthly installments) at an annualized rate of no less than $135,000, such salary to be reviewed for increase annually with such increases as shall be awarded in the discretion of the Board of Directors taking into account such factors as corporate and individual performance and general business conditions, including changes in the Miami-Fort Lauderdale metropolitan area cost of living index.

          4.2  Annual  bonus
               -------------

               During the term of employment hereunder, the Employee will be provided an annual bonus opportunity in a target amount not less than 45% of the then current salary, the actual amount to be paid depending upon the degree of achievement of various objectives. The objectives for each year and other terms and conditions of the bonus opportunity shall be established by the Board of Directors or a committee thereof and shall be reasonably consistent with the business plan of the Company for such year established in advance.

          4.3  Employee  Benefit  Plans
               ------------------------

               During the term of employment hereunder, the Employee will be eligible to participate in all employee benefit programs of the Company now or hereafter made available to senior executives, in accordance with the provisions thereof as in effect from time to time; for example, to the extent made available to senior executives of the Company from time to time, any incentive compensation plan, profit sharing and savings or other retirement plans, stock option and purchase plans, group life insurance, hospitalization, medical and dental coverage, disability plans, annual physical examination, car phone, holidays and accrued vacations. In any event, the Employee shall be entitled to vacation days at the rate of four weeks per year or such greater amount as may be provided by Company policies in effect from time to time.

          4.4  Stock  and  Stock  Options
               --------------------------

               On June 27, 1996 the Board of Directors granted to the Employee a stock option to purchase an aggregate of 320,000 shares with an exercise price equal to $2.10, pursuant to resolutions duly adopted. The employee was also granted an additional stock option to purchase an aggregate of 80,000 shares with an exercise price equal to $2.10 pursuant to resolutions duly adopted and the terms of the Long-Term Incentive Compensation Plan for the 3-year cycle ending June 30, 1999.




          4.5  Business  Expense  Reimbursements
               ---------------------------------

               During the term of employment hereunder, the Employee will be entitled to receive reimbursement by the Company for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior level executives), in connection with his performing services hereunder.

     5.   Consequences  of  Termination  of  Employment
          ---------------------------------------------

          5.1  Death
               -----

               In the event of the death of the Employee during the term of employment hereunder, the estate or other legal representatives of the Employee shall be entitled to continuation of the salary provided for in Section 4.1 for a period of 12 months from the date of the Employee's death, at the rate in effect at such date. Other rights and benefits under employee benefit plans and programs of the Company, generally, will be determined in accordance with the terms and provisions of such plans and programs.

          5.2  Continuing  Disability
               ----------------------

               Notwithstanding anything in this Agreement to the contrary, the Company is hereby given the option to terminate the Employee's employment in the event of the Employee's Continuing Disability. Such option shall be exercised by the Company by giving notice to the employee by certified mail of the Company's intention to terminate his employment due to Continuing Disability not earlier than 15 days from the receipt of such notice.

               In the event of the termination of the Employee's employment due to Continuing Disability, the Employee shall be entitled to compensation in accordance with the terms of all disability plan(s) made available to the Employee in which he is a participant at the time of such termination, if any; provided, however, that for a period of 12 months from such date of termination, the Employee shall receive an amount at least equal to the salary provided for in Section 4.1 above, at the rate in effect at the time of such termination, to the extent not provided under any such disability plan.

               For purposes hereof, Continuing Disability shall mean the inability to perform the normal activities and functions connected with the Employee's duties hereunder, which inability shall have existed for a period of 250 days, even though not consecutive, in any 24 month period. In the event the Employee does not agree with the Company that his inability may reasonably be expected to exist for such period, the opinion of a qualified medical doctor selected by the Employee and reasonably satisfactory to the Company shall be determinative.

               If, following a termination of employment hereunder due to Continuing Disability, the Employee becomes otherwise employed (whether as an employee, consultant or otherwise, but not solely as a member of a board of directors), any salary or other benefits earned by him from such employment shall be offset against comparable amounts of disability compensation due hereunder.


          5.3  Termination  by  the  Company  for  Due  Cause
               ----------------------------------------------

               Nothing herein shall prevent the Company from terminating the employment of the employee for Due Cause. The Employee shall continue to receive salary and bonus payments provided for herein only through the period ending with the date of such termination and any rights and benefits he may have under employee benefit plans and programs of the Company, generally, shall be determined in accordance with the terms of such plans and programs. The term "Due Cause", as used herein, shall mean that (a) the Employee has committed a willful serious act, such as embezzlement, against the Company intended to enrich himself at the expense of the Company or has been convicted of a felony involving moral turpitude or (b) the Employee has (i) willfully and grossly neglected his duties hereunder or (ii) intentionally failed to observe specific directives or policies of the Board of Directors, which directives or policies were consistent with his positions, duties and responsibilities hereunder, and which failure had, or continuing failure will have, a material adverse effect on the Company. Prior to any such termination, the Employee shall be given written notice by the Board of Directors that the Company intends to terminate his employment for Due Cause under this Section 5.3, which written notice shall specify the particular acts or omissions on the basis of which the Company intends to so terminate the Employee's employment, and the Employee (with his counsel, if he so chooses) shall be given the opportunity, within 15 days of his receipt of such notice, to have a meeting with the Board of Directors to discuss such acts or omissions and given reasonable time to remedy the situation. In the event of such termination, the Employee shall be promptly furnished written specification of the basis therefor in reasonable detail.

          5.4  Termination  by  the  Company  other  than  for  Due  Cause
               -----------------------------------------------------------

               The foregoing notwithstanding, the Company may terminate the Employee's employment for whatever reason it deems appropriate; provided, however, that in the event such termination is not based on disability as provided in Section 5.2, above, or on Due Cause as provided in Section 5.3 above, or the Employee's voluntary retirement, the Employee will be entitled to receive Severance Compensation (as defined below) for a period of 12 months from the date of such termination.

               For purposes of the foregoing, Severance Compensation shall consist of cash compensation, payable in equal biweekly installments (or, if different, payable in accordance with the then existing applicable payroll policy of the Company, but in no event less frequently than equal monthly installments), at an annualized rate equal to (i) the Employee's salary at the annual rate in effect, pursuant to Section 4.1 above, immediately prior to such termination plus (ii) an amount equal to the then most recent annual bonus payable or paid to the Employee in respect to the last bonus opportunity, pursuant to Section 4.2 above, prior to such termination (zero if, in respect of such opportunity, none of the target amount was achieved).

               During the period for which Severance Compensation is paid hereunder, the Employee shall be entitled to purchase shares of the Company's common stock pursuant to offerings under an employee stock purchase plan if the offering commenced prior to such termination of employment, provided that, if such offering shall not have terminated during such period, any such purchase shall not be pursuant to such plan but, for purposes of price and other terms, shall be effected as though the offering terminated on the last day of such period.

               Although the Employee shall be under no obligation to seek subsequent employment, any compensation earned by the Employee from such employment (whether as an employee, consultant or otherwise, but not solely as a member of a board of directors) during the period for which Severance
Compensation  is  payable  hereunder  shall  reduce  the  amounts  of  Severance
Compensation due hereunder by $1 for every $2 in subsequent employment compensation.

               During the period beginning with the Employee's termination and continuing through the period for which Severance Compensation is paid hereunder, the Company will use its best efforts to continue the Employee's existing coverage under its group life insurance, hospitalization, medical and dental plans. To the extent he is not eligible under the terms of one or more of such plans and programs, the Company will provide the Employee with the economic equivalent. For this purpose, "economic equivalent" shall mean the cost the Employee would incur if he were to provide himself with a benefit comparable to the reduced or eliminated benefit. The amount paid the Employee to provide the economic equivalent will be "grossed-up" (that is, the amount necessary to make the Employee whole after taking into account (i) the cost of the benefit and
(ii) additional income taxes, if any, incurred by the employee on amounts paid to him pursuant to this sentence).

               The foregoing notwithstanding, upon a termination triggering Severance Compensation payments hereunder the Company shall be under no obligation to continue the Employee's coverage under any long term disability plan or program; and the date of such termination shall be considered a termination for purposes of participation in the Company's Retirement Savings Plan.

               In  addition  to the foregoing, the Employee shall be entitled to
(i) one "annual" executive physical during the Severance Compensation period in accordance with the normal schedule for annual physicals and (ii) payment for accrued but unused vacation through the date of such termination payable within 30 days and based on his annual base salary in effect as of such date, and the Company at its expense shall retain an outplacement organization to provide the following services to the Employee during the period for which Severance Compensation is paid hereunder: psychological and skills/preference testing and counseling; career assessment and objectives counseling; assessment/interview training; resume and cover letter preparation; network training; financial planning and counseling; the use of an office and a telephone and secretarial assistance; and such other outplacement services typical for persons in senior executive positions.

               Except as specifically set forth in this Section 5.4, the Employee shall not be entitled to any other compensation or benefits, and shall not be deemed an employee of the Company for any purpose, following a termination of employment by the Company as provided in this Section 5.4.

          5.5  Constructive  Termination  of  Employment by the Company  without
               -----------------------------------------------------------------
               Due Cause
               ---------

               Anything  herein to the contrary notwithstanding, if the Company:

               (A) demotes or otherwise elects or appoints the Employee to lesser offices than set forth in Section 3.1 or fails to elect or appoint him to such positions;

               (B) causes a material change in the nature or scope of the authorities, powers, functions, duties or responsibilities attached to the Employee's positions as described in Section 3.1;

               (C) decreases the Employee's compensation below the levels provided for by the terms of Section 4 (taking into account increases made from time to time in accordance with Section 4);

               (D) materially reduces the Employee's benefits under any employee benefit plan, program, or arrangement of the Company (other than a change that affects all employees similarly situated) from the level in effect upon the Employee's commencement of participation; or

               (E) commits any other material breach of this Agreement; then such action (or inaction) by the Company, unless consented to in writing by the Employee, shall constitute a termination of the Employee's employment by the Company other than for Due Cause pursuant to Section 5.4 above. If, within thirty (30) days of learning of the action (or inaction) described herein as a basis for a constructive termination of employment, the Employee (unless he has given written consent thereto) advises the Company in writing that he wishes to effect a constructive termination of his employment pursuant to this Section
5.5, and such action (or inaction) is not reversed within 30 days following receipt by the Company of such written advice, then, effective at the end of such second 30 day period, the employment of the Employee hereunder shall be deemed to have terminated pursuant to Section 5.4 above.

          5.6  Voluntary  Termination
               ----------------------

               In the event the Employee terminates his employment of his own volition (other than as provided in Section 5.5 above), such termination shall constitute a voluntary termination and in such event the Employee shall be limited to the same rights and benefits as provided in connection with termination for Due Cause under the second sentence of Section 5.3 above. For the purposes hereof, a decision by the Employee to voluntarily retire shall constitute a voluntary termination.

     6.   Non-Compete  and  Confidential  Information
          -------------------------------------------

               The Company and the Employee will enter into a non-compete and confidentiality agreement substantially in the form attached as Exhibit A
                                                                       ---------
hereto.

     7.   Successors  and  Assigns
          ------------------------

          7.1  Assignment  by  the  Company
               ----------------------------

               This Agreement shall be binding upon and inure to the benefit of the Company or any corporation or other entity to which the Company may transfer all or substantially all its assets and business and to which the Company may assign this Agreement, in which case "Company" as used herein shall mean such corporation or other entity.

          7.2  Assignment  by  the  Employee
               -----------------------------

               The Employee may not assign this Agreement or any part thereof without the prior written consent of the Company, which consent may be withheld by the Company for any reason it deems appropriate; provided, however, nothing herein shall preclude the Employee from designating one or more beneficiaries to receive any amount that may be payable following the occurrence of his legal incompetency or his death and shall not preclude the legal representative of his estate from assigning any right hereunder to the person or persons entitled thereto under his will or, in the case of intestacy, to the person or persons entitled thereto under the laws of intestacy applicable to his estate. The term "beneficiaries", as used in this Agreement, shall mean a beneficiary or beneficiaries so designated to receive any such amount or if no beneficiary has been so designated the legal representative of the Employee (in the event of his incompetency) or the Employee's estate.

     8.   Arbitration
          -----------

          Any dispute or controversy under or in connection with this Agreement shall be settled exclusively by arbitration in Florida by one arbitrator in accordance with the labor arbitration rules of the American Arbitration Association then in effect. The arbitrator's award may include the manner in which fees of counsel and other expenses in connection with the dispute or controversy are to be borne. The arbitrator's authority and jurisdiction is limited to interpreting and applying the express provisions of this agreement and the arbitrator shall not have the authority to alter or add to the provisions of this agreement. Judgment may be entered upon the arbitrator's award in any court having jurisdiction.

     9.   Governing  Law
          --------------

          This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Florida without reference to the principles of conflicts of law.

     10.  Entire  Agreement
          -----------------

          This Agreement contains all the understandings and representations between the parties hereto pertaining to the subject matter hereof and supersedes all undertakings and agreements, whether oral or in writing, if any there be, previously entered into by them with respect thereto.

     11.  Amendment  or  Modification;  Waiver
          ------------------------------------

          No provision in this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Employee and an officer of the Company thereunto duly authorized. Except as otherwise specifically provided in the Agreement, no waiver by any party hereto of any breach by another party hereto of any condition or provision of the Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time.



     12.  Notices
          -------

          Any notice to be given hereunder shall be in writing and delivered personally or sent by certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

          COMPANY:  Concurrent  Computer  Corporation
                    2101  W.  Cypress  Creek  Road
                    Ft.  Lauderdale,  FL  33309
                    Attn:  Chief  Executive  Officer

              With a copy to:

                    General  Counsel
                    Concurrent  Computer  Corporation
                    2101  W.  Cypress  Creek  Road
                    Ft.  Lauderdale,  FL  33309

        EMPLOYEE:   Robert  T.  Menzel
                    4964  N.W. 105  Drive
                    Coral  Springs,  FL  33076

     13.  Severability
          ------------

          In the event that any provision or portion of the Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions or portions of the Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     14.  Withholding
          -----------

          Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Employee or his estate or beneficiaries, shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, in whole or in part, the Company may, in its sole discretion, accept other provision for payment of taxes as required by law, provided it is satisfied that all requirements of law affecting its responsibilities to withhold such taxes have been satisfied.

     15.  Survivorship
          ------------

          The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

     16.  References
          ----------

          In the event of the Employee's death or judicial determination of his incompetence, reference in the Agreement to the Employee shall be deemed, where appropriate, to refer to his legal representatives, or, where appropriate, to his beneficiary or beneficiaries.

     17.  Titles
          ------

          Titles to the sections in this Agreement are intended solely for convenience and no provision of the Agreement is to be construed by reference to the title of any section.

     18.  Counterparts
          ------------

          This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   CONCURRENT  COMPUTER  CORPORATION



                                   By:   /s/ Karen G. Fink
                                      -----------------------------------
                                         Karen G. Fink
                                         Vice President, General Counsel and
                                           Secretary



                                         /s/ Robert T. Menzel
                                      ---------------------------------------
                                         Robert T. Menzel

                                                                   Exhibit 10.13


                                                                       Exhibit A
                                                                       ---------

                    NON-COMPETE AND CONFIDENTIALITY AGREEMENT
                    -----------------------------------------


     I, the undersigned, in consideration of and as a condition to my employment by Concurrent Computer Corporation (the "Company), do hereby agree with the Company as follows:

     1.     Competition.  During  the  period of my employment by the Company, I
            ------------
will devote my full time and best efforts to the business of the Company and I will not, directly or indirectly, alone or as a partner, officer, director, employee or holder of more than 5% of the common stock of any other organization, engage in any business activity which competes directly or indirectly with the products or services being developed, manufactured or sold by the Company. I also agree that, following any termination of such employment, I will not, for any periods in respect of which I receive compensation continuation payments from the Company and, if longer, but only with respect to (b) below, for a period of one year after such termination, (a) solicit or seek to obtain orders for any products or services similar to those being developed, manufactured or sold by the Company from any person or organization that is or was a customer of the Company or (b) recruit or otherwise seek to induce employees of the Company to terminate their employment or violate any agreement with the Company.

     2.     Confidential  Information.  Except  as  may  be  required  in  the
            --------------------------
performance of my duties with the Company, or as may be necessary to comply with any order or decree issues by a court having competent jurisdiction, I will not at any time, whether during or after termination of my employment with the Company, reveal to any person or organization any of the trade secrets or confidential information of the Company, and I will not use or attempt to use any such information in any manner that may directly or indirectly injure or cause loss to the Company. All information concerning the business of the Company, including technical, financial and business information, shall be considered confidential unless it is or becomes publicly available through no fault of mine or unless it is disclosed by the Company to third parties without similar restrictions.

     Further, I agree that any and all documents, notes, or memoranda prepared by me or others and containing trade secrets or confidential information shall be and remain the sole and exclusive property of the Company, and that upon termination of my employment I will immediately deliver all of such documents, notes or memoranda, including all copies, to the Company at its main office.

     3.     Inventions  and  Copyrights.  If  at  any  time  or  times during my
            ----------------------------
employment (or within six months thereafter if based on confidential information within the meaning of Paragraph 2 above), I make or discover, either alone or with others, any invention, modification, development, improvement, process or secret, whether or not patented or patentable (collectively, "inventions") in the field of computer science or instrumentation, I will disclose in reasonable detail the nature of such invention to the Company in writing, and if it relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company, such invention and the benefits thereof shall immediately become the sole and absolute property of the Company provided the Company notifies me in reasonable detail within 90 days after receipt of my disclosure of such invention that it believes such invention relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company. I also agree to transfer such inventions and benefits and rights resulting from such inventions to the Company without compensation and will communicate without cost, delay or prior publications all available information relating to the inventions to the Company. At the Company's expense I will also, whether before or after termination of my employment, sign all documents (including patent applications) and do all acts and things that the Company may deem necessary or desirable to effect the full assignment to the Company of my right and title to the inventions or necessary to defend any opposition thereto. I also agree to assign to the Company all copyrights and reproduction rights to any materials prepared by me in connection with my employment.

     4.   Conflicting  Agreements.  I  represent  that  I  have attached to this
          ------------------------
Agreement a copy of any agreement which presently affects my ability to comply with the terms of this Agreement, and that to the best of my knowledge my employment with the Company will not conflict with any agreement to which I am subject. I have returned all documents and materials belonging to any of my former employers. I will not disclose to the Company or induce any of the Company's employees to use confidential information of any of my former employers.

     5.   Miscellaneous.
          --------------

          (a) I hereby give the Company permission to use photographs of me, during my employment, with or without using my name, for any purposes the Company deems necessary or desirable.

          (b) The Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance and other equitable relief as may be appropriate to prevent the violation of my obligations hereunder.

          (c) I understand that this Agreement does not create an obligation on the Company or any other person to continue my employment.

          (d) This Agreement shall be construed in accordance with the laws of the State of Florida. I agree that each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any clause shall in no way impair the enforceability of any of the other clauses. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be extensively broad as to scope, activity, geographical area or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them so as to be enforceable to the extent compatible with applicable law as it shall then appear.

          (e) My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination for the time periods set forth in paragraphs 1 and 3, above, with respect to the matters covered therein and shall be binding upon my heirs, executors and administrators.

          (f) The term "Company" as used in this Agreement includes Concurrent Computer Corporation and any of its subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns.

          (g) The foregoing is the entire agreement between the Company and me with regard to its subject matter, and may not be amended or supplemented except by a written instrument signed by both the Company and me. The section headings are inserted for convenience only, and are not intended to affect the meaning of this Agreement.




---------------------------------
Robert T. Menzel

Date:
     -----------------------


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